Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

MassMutual Asset Finance LLC (“MMAF” or the “Company”)

J.P. Morgan Securities LLC (“J.P. Morgan”)

(together, the “Specified Parties”)

Re: MMAF Equipment Finance LLC 2017-A, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, related to the accuracy of certain information pertaining to a pool of equipment lease finance and loan receivables, which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means leases of, and loans in connection with, transportation equipment, corporate aircraft, federal energy equipment, computers, machinery and equipment, furniture and fixtures, software, medical equipment, rail, marine, energy management, vending, meters, material and handling equipment or other equipment, or certain interests in such leases and loans.

•	The term “Selected Receivables File” means an electronic data file provided to us by the Company on March 9, 2017, containing certain information related to 75 Receivables (the “Selected Receivables”) and their related attributes as of February 28, 2017 (the “Cut-off Date”). The Selected Receivables were selected by J.P. Morgan, on behalf of the Company. A listing of the Selected Receivables is attached hereto as Exhibit A.

•	The term “Receivable File” means any file containing some or all of the following documents: Lease/Loan Agreement, Assignment Agreement, Specification Agreement, PFSC Transmittal, New Business Reports, Credit Approval Write-Up, Partial Buyout/Pay down of Schedules, Bill of Sale, SuperTrump Booking Run, or UCC Financing Statement. The Receivable File, furnished to us by the Company, was represented to be either the original Receivable File or a copy of the original Receivable File.

KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

The Company is responsible for the Selected Receivables File.

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Receivables. For each of the Selected Receivables, we compared the attributes listed below to the corresponding information appearing in or derived from a copy of the applicable Receivable File. For the Lease Type attribute, the Company informed us that the designation “FIN” represents finance lease and the designation “CSA” represents loan. The Specified Parties indicated that the absence of any of the noted documents, or the inability to agree the indicated information from the Selected Receivables File to the Receivable File or other information for each of the attributes identified constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was compared.

Attributes	Receivable File
Payment Frequency	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement, taking into consideration whether the payments were made in advance or in arrears for equipment with the same Contract ID

Lease Type	Lease/Loan Agreement or Assignment Agreement

Lease Date	“Contract Date” in PFSC Transmittal or New Business Reports

Maturity Date	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement. In the event the Maturity Date was not evident, we were instructed by the Company to recompute the Maturity Date based on the Commencement Date and the Original Term listed in the Receivable File documents. We compared the recomputed Maturity Date to the Maturity Date in the Selected Receivables File.

Original Term	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement taking into consideration the period between the Lease/Loan Commencement Date and the First Lease/Loan Payment Date

Remaining Term (Recomputed Remaining Term)	Recompute the Remaining Term based on Cut-off Date and the Maturity Date shown in the Lease/Loan Agreement, Assignment Agreement, or Specification Agreement. We compared the Recomputed Remaining Term to the Remaining Term in the Selected Receivables File.

Lessee Name	Lease/Loan Agreement or Assignment Agreement

Attributes	Receivable File
Collateral Type	Credit Approval Write-Up or Bill of Sale for governmental leases

Industry	Credit Approval Write-Up

Guaranteed RV	Lease/Loan Agreement taking into consideration residual value insurance for equipment with the same Contract ID

Unguaranteed RV	SuperTrump Booking Run

Lessee State	“Headquarters State” in Credit Approval Write-Up

MMAF Original Equipment Cost	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement

Contract Cashflows	Underlying Lease/Loan Cashflows in the Lease/Loan Agreement, Assignment Agreement, Specification Agreement, or Partial Buyout/Pay down of Schedules

We observed the presence of a credit analysis performed by the Company using a Credit Approval Write-Up document in the Receivable File. We made no representation regarding the sufficiency of the credit analysis performed by the Company to assign credit ratings or make funding decisions.

We observed the presence of an original or photocopy of a UCC Financing Statement made to perfect the Company’s security interest in the property under contract in the Receivable File. We made no representation regarding the enforcement or standing of such filing.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Selected Receivables File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Selected Receivables File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reliability or accuracy of the Selected Receivables File, the Receivable Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Selected Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Selected Receivables being securitized, (iii) the compliance of the originator of the Selected Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Selected Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

April 6, 2017

Exhibit A

The Selected Receivables*

Selected Receivable #	Selected Receivable ID	Selected Receivable #	Selected Receivable ID
1	Customer 1	39	Customer 39
2	Customer 2	40	Customer 40
3	Customer 3	41	Customer 41
4	Customer 4	42	Customer 42
5	Customer 5	43	Customer 43
6	Customer 6	44	Customer 44
7	Customer 7	45	Customer 45
8	Customer 8	46	Customer 46
9	Customer 9	47	Customer 47
10	Customer 10	48	Customer 48
11	Customer 11	49	Customer 49
12	Customer 12	50	Customer 50
13	Customer 13	51	Customer 51
14	Customer 14	52	Customer 52
15	Customer 15	53	Customer 53
16	Customer 16	54	Customer 54
17	Customer 17	55	Customer 55
18	Customer 18	56	Customer 56
19	Customer 19	57	Customer 57
20	Customer 20	58	Customer 58
21	Customer 21	59	Customer 59
22	Customer 22	60	Customer 60
23	Customer 23	61	Customer 61
24	Customer 24	62	Customer 62
25	Customer 25	63	Customer 63
26	Customer 26	64	Customer 64
27	Customer 27	65	Customer 65
28	Customer 28	66	Customer 66
29	Customer 29	67	Customer 67
30	Customer 30	68	Customer 68
31	Customer 31	69	Customer 69
32	Customer 32	70	Customer 70
33	Customer 33	71	Customer 71
34	Customer 34	72	Customer 72
35	Customer 35	73	Customer 73
36	Customer 36	74	Customer 74
37	Customer 37	75	Customer 75
38	Customer 38

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Selected Receivables File. The Selected Receivable IDs referred to in this Exhibit are not the actual Receivable Numbers.

Exhibit B

Exceptions List

Selected Receivable #	Selected Receivable ID	Attribute	Per Selected Receivables File	Per Receivable File
9	Customer 9	Guaranteed RV	$212,060.04	$150,659.28

9	Customer 9	Unguaranteed RV	$15,350.19	$76,750.95

75	Customer 75	Maturity Date	June 2038	July 2038

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